U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of Earliest event reported) May 29, 1998


Commission file number 1-12340


                           GREEN MOUNTAIN COFFEE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                03-0339228
------------------------------------       ------------------------------------
  (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

                    33 Coffee Lane, Waterbury, Vermont 05676
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (802) 244-5621
              -----------------------------------------------------
              (Registrant's telephone number, including area code)



        ---------------------------------------------------------------
        (Former name, former address and former fiscal year, if changed since last report.)

Item 5.  Other Events


         On May 29, 1998 Green Mountain Coffee, Inc. announced that it is planning to sell or close its eleven remaining company-owned retail stores. The Registrant's May 29, 1998 press release (Exhibit 20 to this Current Report) is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.


(c)      Exhibits

             Exhibit Number          Description
             ---------------------------------------------------------------
                   20                Registrant's May 29, 1998 press release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                          GREEN MOUNTAIN COFFEE, INC.

Date:   6/11/98           By:   /s/ Robert P. Stiller
        -----------       ------------------------------------------------------
                                Robert P. Stiller,
                                President and Chief Executive Officer

Date:   6/11/98           By:   /s/ Robert D. Britt
        -----------       ------------------------------------------------------
                                Robert D. Britt,
                                Chief Financial Officer, Treasurer and Secretary